                                                                      Exhibit 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company as indicated below under his name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints MICHAEL J. LOSCH as attorney for him and in his name, place and stead, and in each of his offices and capacities as an officer and a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.


                                     [SIGNATURE OF ALFRED C. KOEPPE
                                             APPEARS HERE]
                                     ______________________________
                                            Alfred C. Koeppe
                                         President and Director

STATE OF NEW JERSEY )
                    :
COUNTY OF ESSEX     )

     On the               day of March, 1995, personally appeared before me
ALFRED C. KOEPPE, to me known to be the person described in and who executed the foregoing instrument and who duly acknowledged that he executed and delivered the same for the purposes therein expressed.



                                        ________________________
                                             Notary Public

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is an officer and a director of the Company as indicated below under her name;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for her and in her name, place and stead, and in each of her offices and capacities as an officer and a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 28th day of March, 1995.

                                     [SIGNATURE OF LESLIE A. VIAL
                                             APPEARS HERE]
                                     _____________________________
                                            Leslie A. Vial
                                     Vice President-General Counsel
                                        and Secretary and Director

STATE OF NEW JERSEY )
                    :
COUNTY OF ESSEX     )

     On the 28th day of March, 1995, personally appeared before me LESLIE A. VIAL, to me known to be the person described in and who executed the foregoing instrument and who duly acknowledged that she executed and delivered the same for the purposes therein expressed.



                                       ________________________
                                            Notary Public

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.


                                  [SIGNATURE OF BRUCE S. GORDON
                                          APPEARS HERE]
                                  ____________________________
                                         Bruce S. Gordon

STATE OF      )
              :
COUNTY OF     )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.

                                     ________________________

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.


                                  [SIGNATURE OF ROBERT E. CAMPBELL
                                           APPEARS HERE]
                                  ________________________________
                                         Robert E. Campbell

STATE OF     )
             :
COUNTY OF    )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.


                                     ________________________

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.


                                  [SIGNATURE OF JON F. HANSON
                                         APPEARS HERE]
                                  ___________________________
                                         Jon F. Hanson

STATE OF     )
             :
COUNTY OF    )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.


                                     ________________________

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                  [SIGNATURE OF ELLEN R. LEVINE
                                         APPEARS HERE]
                                  _____________________________
                                         Ellen R. Levine

STATE OF     )
             :
COUNTY OF    )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.


                                     ________________________

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                  [SIGNATURE OF JAMES M. SEABROOK
                                           APPEARS HERE]
                                  _______________________________
                                         James M. Seabrook

STATE OF     )
             :
COUNTY OF    )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.


                                     ________________________

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, BELL ATLANTIC - NEW JERSEY, INC., a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K; and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints ALFRED C. KOEPPE and MICHAEL J. LOSCH, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead as a director of the Company, to execute and file such Annual Report, and thereafter to execute and file any amendment or amendments thereto on Form 8, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 28th day of March, 1995.

                                  [SIGNATURE OF ANTHONY P. TERRACCIANO
                                            APPEARS HERE]
                                  ____________________________________
                                         Anthony P. Terracciano

STATE OF     )
             :
COUNTY OF    )

     On the date set forth above, personally appeared before me to me known to be the person described in and who executed the foregoing instrument and such person duly acknowledged that such person executed and delivered the same for the purposes therein expressed.


                                     ________________________